UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 13, 2004

                               GLOBAL ENERGY INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                    000-28025               86-0951473
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)

   #1305-1050 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6E 3V7
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 685-9316

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Not Applicable.

         (b) Pro forma financial information: Not Applicable.

         (c) Exhibits:

              REGULATION
              S-B NUMBER                         DOCUMENT

                 99.1                Press release dated January 13, 2004.

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.



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ITEM 10.    AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
            PROVISION OF THE CODE OF ETHICS

         Not applicable.

ITEM 11.    TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
            PLANS

         Not applicable.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL ENERGY INC.


January 13, 2004                     By:   /s/ NICK DEMARE
                                        ----------------------------------------
                                           Nick DeMare
                                           President